Exhibit 10.46

NATIONAL PENN BANCSHARES, INC.

KNBT BANCORP, INC.

CONSOLIDATED SUBSTITUTE STOCK OPTION PLAN

The National Penn Bancshares, Inc. KNBT Bancorp, Inc. Consolidated Substitute Stock Option Plan (the “Consolidated Plan”), is comprised of:

1.	National Penn Bancshares, Inc. KNBT Bancorp, Inc./First Colonial Group, Inc. Substitute 1994 Stock Option Plan for Non-Employee Directors;

2.	National Penn Bancshares, Inc. KNBT Bancorp, Inc./First Colonial Group, Inc. Substitute 1996 Employee Stock Option Plan;

3.	National Penn Bancshares, Inc. KNBT Bancorp, Inc./First Colonial Group, Inc. Substitute 2001 Stock Option Plan; and

4.	National Penn Bancshares, Inc. KNBT Bancorp, Inc. Substitute 2004 Stock Option Plan.

This document supersedes in its entirety the National Penn Bancshares, Inc. KNBT Bancorp, Inc. Consolidated Substitute Stock Option Plan filed as Exhibit 99.1 to Form S-8 Registration Statement No. 333-149274, which was filed on February 15, 2008.

NATIONAL PENN BANCSHARES, INC.

KNBT BANCORP, INC./FIRST COLONIAL GROUP, INC.

SUBSTITUTE 1994 STOCK OPTION PLAN
FOR NON-EMPLOYEE DIRECTORS

As assumed, amended and restated effective February 1, 2008

 1.            Purpose of Plan

(a)           The purpose of the First Colonial Group, Inc.1994 Stock Option Plan for Non-Employee Directors (the “1994 FCG Plan”) was to enhance the ability of First Colonial Group, Inc. and its current and future subsidiaries to attract, retain and motivate members of their respective Boards of Directors and to provide additional incentive to members of their respective Boards of Directors by encouraging them to invest in shares of First Colonial Group, Inc. (”FCG”) common stock and thereby acquire a proprietary interest in FCG and an increased personal interest in FCG’s continued success and progress, to the mutual benefit of directors, employees and stockholders.   To the extent not already exercisable, options granted under the 1994 FCG Plan became fully exercisable upon execution of an Agreement and Plan of Merger between FCG, KNBT Bancorp, Inc. (“KNBT”) and Keystone Savings Bank dated as of March 5, 2003. The Agreement and Plan of Merger provided that upon completion of the acquisition of FCG, KNBT would assume the stock options that previously had been issued by FCG under the 1994 FCG Plan and which remained unexercised as of October 31, 2003.

(b)           Non-Qualified Stock Options were granted within the limitations of the Plan herein described.

(c)           Capitalized terms and phrases used and not otherwise defined herein shall have the meanings given in Section 2 hereof.

 2.            Definitions.  Unless the context requires otherwise, the following terms shall have the following definitions for the purposes of this Plan (such definitions to be equally applicable to both the singular and the plural form of the term defined):

(a)           “1994 KNBT Substitute Options” means rights to acquire KNBT common stock pursuant to the 1994 FCG Plan, as assumed by KNBT.

            (b)           “Board” means the Board of Directors of National Penn.

(c)           “Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

(d)           “Committee” means the Compensation Committee of the Board, which shall be comprised of, at all times, two or more directors appointed by the Board pursuant to Section 6 hereof, and each of whom shall be: (i) “non-employee directors” as such term is defined under the rules and regulations adopted from time to time by the Securities and Exchange Commission pursuant to Section 16(b) of the Exchange Act; and (ii) “outside directors” within the meaning of Section 162(m) of the Code.

(e)           “Director” means a member of the Board of Directors of FCG, KNBT or a Subsidiary or any successors thereto, including Non-Employee Directors as well as officers and employees serving as Directors.

(f)           “Disability” means a permanent and total disability as defined in Section 22(e)(3) of the Code (or any successor Section), as determined in the sole discretion of the Committee.

(g)           “Effective Date” means February 1, 2008.

(h)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(i)            “Merger Agreement” shall mean the Agreement of Reorganization and Merger dated as of September 6, 2007, by and between National Penn and KNBT.

(j)            “National Penn” means National Penn Bancshares, Inc.

(k)           “National Penn Common Stock” means shares of the common stock of National Penn (without par value) as described in National Penn’s Articles of Incorporation

(l)            “Non-Employee Director” means a member of the Board of Directors of FCG, KNBT or any Subsidiary, or a former officer or employee of FCG, KNBT and/or any Subsidiary serving as a Director, who was not then an officer or employee of FCG, KNBT or any Subsidiary.

(m)          “Non-Qualified Stock Option” means any 1994 KNBT Substitute Option which does not satisfy the requirements of Code Section 422(b) in order to qualify as an “incentive stock option.”

(n)          “Options” means one of the substitute non-qualified stock options issued pursuant to the 1994 FCG Plan and the Merger Agreement, exercisable for a total of 11,248 shares of National Penn Common Stock, subject to adjustment as provided in Section 6 hereof.

(o)          “Optionee” means a Non-Employee Director or former Non-Employee Director to whom a 1994 KNBT Substitute Option was issued under the 1994 FCG Plan, as assumed by KNBT pursuant to the KNBT/FCG Merger Agreement.

(p)          “Plan” means the National Penn Bancshares, Inc. KNBT Bancorp, Inc./First Colonial Group, Inc. Substitute 1994 Stock Option Plan for Non-Employee Directors.

(q)          “Subsidiaries” means, prior to the Effective Date, those subsidiaries of FCG or KNBT which met the definition of “subsidiary corporations” set forth in Section 424(f) of the Code, and, after the Effective Date, any subsidiary corporation of National Penn within the meaning of Section 424(f) of the Code.

 3.           Assumption of 1994 FCG Plan by National Penn

(a)           On the Effective Date, KNBT was merged with and into National Penn, with National Penn surviving such merger, under the name, articles of incorporation and bylaws of National Penn, pursuant to the Merger Agreement.

(b)           On the Effective Date, pursuant to the Merger Agreement, each outstanding option to purchase KNBT common stock, as assumed by KNBT under the 1994 FCG Plan that remained unexercised was vested pursuant to the terms of the 1994 FCG Plan and automatically converted into a substitute option to purchase National Penn Common Stock.

(c)           The number of shares subject to each substitute stock option and the exercise price for those shares were adjusted to prevent any alteration of the economic value of the original option, as measured immediately prior to and immediately following the Effective Date.

(d)           Immediately prior to the Effective Date, there were Non-Qualified Stock Options outstanding under the 1994 FCG Plan for 10,922 shares of KNBT common stock, all of which were automatically converted into substitute options in accordance with the provisions of Section 2.05(a) of the Merger Agreement.  The number of shares of National Penn Common Stock subject to each substitute non-qualified stock option is equal to the number of shares of KNBT common stock originally subject to the 1994 KNBT Substitute Option immediately prior to the Effective Date times 1.03 (the “Exchange Ratio” as defined and set forth in Section 2.02 of the Merger Agreement), rounded down to the nearest share. As a result, Non-Qualified Options 100% vested and presently exercisable for 11,248 shares of National Penn Common Stock are outstanding.

(e)           This Plan reflects National Penn’s assumption of the 1994 FCG Plan and of the stock options outstanding under the 1994 FCG Plan as of the Effective Date, on the terms and conditions provided in the Merger Agreement, and National Penn’s determination to delete provisions of the 1994 KNBT Plan inapplicable to such outstanding options.  This Plan amends and restates the 1994 Plan accordingly.

4.           Aggregate Number of Shares

The total number of shares of National Penn Common Stock subject to Non-Qualified Stock Options under the Plan is 11,248 shares, subject to adjustment in accordance with this Section.  Notwithstanding the foregoing, in the event of any change in the outstanding shares of the National Penn Common Stock by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under this Plan shall be appropriately adjusted in a manner determined in the sole discretion of the Committee. Where appropriate, outstanding Options shall also be amended by the Committee with respect to exercise price and other terms as may be necessary to equitably reflect the foregoing events.  If there shall be any other change in the number or kind of outstanding shares of Common Stock, or any shares into which such shares shall have been changed, or for which the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in any outstanding Options, such adjustments shall be made in accordance with the Committee’s determination.  Reacquired shares of National Penn Common Stock, as well as unissued shares, may be used for the purpose of this Plan.

 5.       Participation

All Non-Employee Directors of FCG or any FCG Subsidiary prior to the effective date of the merger of FCG with and into KNBT were eligible to receive an option or options under this Plan. The individuals who received options were selected by the Committee, in its sole discretion, except as otherwise specified in Section 6 hereof.

Other than the persons who received Options on the Effective Date pursuant to the Merger Agreement, no persons are eligible to participate in the Plan.

6.       Administration of Plan

(a)           This Plan shall be administered by the Board or the Committee.  The term “Committee,” as used in this Plan and the Options substituted hereunder, refers to either the Board or to the Committee, whichever is then administering this Plan. Subject to the numerical limitations on Committee membership set forth in Section 2(e) hereof, the Board may at any time appoint additional members of the Committee and may at any time remove any member of the Committee with or without cause.  Vacancies in the Committee, however caused, may be filled by the Board, if it so desires.

(b)           The Committee shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Committee shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the Committee on such matter. The Committee shall have the exclusive right to construe the Plan and the Options issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the purpose of this Plan and the Options issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned.

(c)           Neither the Board nor the Committee has the authority to grant any stock options under the Plan in addition to the Options set forth in Section 3 hereof.

(d)           No member of the Board shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of any authority or discretion granted in connection with the Plan to the Board, or for the acts or omissions of any other members of the Board.

 7.           Terms and Conditions of Stock Option Awards

(a)           Each Optionee will be notified in writing of the number of shares of National Penn Common Stock subject to and the exercise price of each Non-Qualified Stock Option he or she holds pursuant to the Plan.  The notification will also include such other terms, conditions, restrictions and privileges as original 1994 KNBT Substitute Options contained, provided that they are not inconsistent with the terms, conditions and provisions of this Plan.

(b)           The per share exercise price of the National Penn Common Stock covered by each Non-Qualified Stock Option is equal to the quotient of: (i) the product of the original per share exercise price of that option times1.03 (the “Exchange Ratio” as defined and set forth in Section 2.02 of the Merger Agreement), provided that such exercise price shall be rounded up to the nearest cent.

(c)           Each Non-Qualified Stock Option shall be further adjusted as required by Section 409A of the Code so as not to constitute a modification, extension or renewal of that option within the meaning of Section 409A of the Code.

(d)           No Option shall be exercisable after the first to occur of the following:

(i)           Expiration of the Option term originally fixed by the Board of Directors of FCG; or

(ii)          Expiration of three months from the date the Optionee’s service with National Penn or any Subsidiary terminates by reason of the Optionee’s death, Disability voluntary or involuntary resignation or any other reason.

(e)           No Option granted under the 1994 FCG Plan or substituted hereunder may be transferred except by will or by the laws of descent and distribution.  During the lifetime of the Optionee, such Option may be exercised only by him or her or his or her guardian or legal representative.

(f)           Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written stock option agreement delivered in connection with the substitution of each Option.

(g)          Payment in full of the purchase price for shares of National Penn Common Stock purchased pursuant to the exercise of any Option shall be made to National Penn upon exercise of the Option. All shares sold under the Plan shall be fully paid and nonassessable.  Payment for shares may be made by the Optionee (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to National Penn the amount of sale proceeds to pay the exercise price and any withholding taxes due, all in accordance with applicable laws and regulations, or (iii) at the discretion of the Board or the Committee, by delivering shares of National Penn Common Stock (including shares acquired pursuant to the previous exercise of an Option) equal in fair market value to the purchase price of the shares to be acquired pursuant to the Option, by withholding some of the shares of National Penn Common Stock which are being purchased upon exercise of an Option, or any combination of the foregoing. With respect to subclause (iii) hereof, the shares of National Penn Common Stock delivered to pay the purchase price must have been shares of National Penn Common Stock acquired by the Optionee (or any beneficiary of an Optionee) which shares have been held for a period of not less than six months.

(h)          No Optionee shall have any voting or dividend rights or other rights of a shareholder in respect of any shares of National Penn Common Stock covered by an Option prior to the time that his or her name is recorded on National Penn’s shareholder ledger as the holder of record of such shares acquired pursuant to the exercise of an Option.

8.           Withholding

(a)           National Penn may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable minimum withholding taxes, and if the amount of such cash payment is insufficient, National Penn may require the Optionee to pay to National Penn the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Option.

(b)           The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee’s tax withholding obligation by the retention of shares of National Penn Common Stock to which the Optionee would otherwise be entitled pursuant to an Option and/or by the Optionee's delivery of previously owned shares of National Penn Common Stock or other property.

9.           Amendment, Suspension and Termination

The Board reserves the right at any time, and from time to time, to amend this Plan in any way, or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board; provided, however, that such action shall not affect options granted under the Plan prior to the actual date on which such action occurred. Notwithstanding the foregoing, the Plan provisions specified in Rule 16b-3(c)(2)(ii)(A) under the Exchange Act or any future corresponding rule may not be modified or amended more than once every six months, other than to comport except as permitted by Rule 16b-3(c)(2)(ii)(B). If the Board voluntarily submits a proposed amendment, suspension or termination for stockholder approval, such submission shall not require any future modifications, amendments (whether or not relating to the same provision or subject matter), suspensions or terminations to be similarly submitted for stockholder approval.

10.          Effectiveness of Plan

             This Plan shall become effective on the Effective Date.

11.           General Conditions

(a)           Nothing contained in this Plan or any Option substituted pursuant to this Plan shall confer upon any Non-Employee Director the right to continue as a Non-Employee Director of National Penn or any Subsidiary or interfere in any way with the rights of National Penn to terminate him as a director.

(b)           References in this plan to the Code shall be deemed to also refer to the corresponding provisions of any future United States revenue law.

(c)           Except to the extent preempted by federal law, this Plan document, and any agreements issued pursuant hereto, shall be construed, administered and enforced in accordance with the domestic internal law of the Commonwealth of Pennsylvania.

(d)           The use of the masculine pronoun shall include the feminine gender whenever appropriate.

NATIONAL PENN BANCSHARES, INC.

KNBT BANCORP, INC./FIRST COLONIAL GROUP, INC.

SUBSTITUTE 1996 EMPLOYEE STOCK OPTION PLAN

As assumed, amended and restated effective February 1, 2008

1.             Purpose of Plan

(a)           The purpose of the First Colonial Group, Inc. 1996 Employee Stock Option Plan (the “1996 FCG Plan”) was to provide additional incentive to officers and other key employees of First Colonial Group, Inc. (”FCG”) and each present or future parent or subsidiary corporation by encouraging them to invest in shares of the Company's common stock, $5.00 par value (“FCG Common Stock”), and thereby acquire a proprietary interest in FCG and an increased personal interest in FCG’s continued success and progress, to the mutual benefit of officers, employees and shareholders.  To the extent not already exercisable, options granted under the 1996 FCG Plan became fully exercisable upon execution of an Agreement and Plan of Merger between FCG, KNBT Bancorp, Inc. (“KNBT”) and Keystone Savings Bank dated as of March 5, 2003. The Agreement and Plan of Merger provided that upon completion of the acquisition of FCG, KNBT would assume the stock options that previously had been issued by FCG under the 1996 FCG Plan and which remained unexercised as of October 31, 2003.

(b)           Incentive Stock Options and Non-Qualified Stock Options were granted within the limitations of the Plan herein described.  Only Incentive Stock Options remain outstanding under the Plan.

(c)           Capitalized terms and phrases used and not otherwise defined herein shall have the meanings given in Section 2 hereof.

2.             Definitions

Unless the context requires otherwise, the following terms shall have the following definitions for the purposes of this Plan (such definitions to be equally applicable to both the singular and the plural form of the term defined):

(a)           “1996 KNBT Substitute Options” means rights to acquire KNBT common stock pursuant to the 1996 FCG Plan, as assumed by KNBT.

                (b)            “Board” means the Board of Directors of National Penn.

(c)            “Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

(d)            “Committee” means the Compensation Committee of the Board, which shall be comprised of, at all times, two or more directors appointed by the Board pursuant to Section 6 hereof, and each of whom shall be: (i) “non-employee directors” as such term is defined under the rules and regulations adopted from time to time by the Securities and Exchange Commission pursuant to Section 16(b) of the Exchange Act; and (ii) “outside directors” within the meaning of Section 162(m) of the Code.

(e)           “Director” means a member of the Board of Directors of FCG, KNBT or a Subsidiary or any successors thereto, including Non-Employee Directors as well as Officers and Employees serving as Directors.

(f)           “Disability” means any physical or mental impairment which (a) qualifies an Optionee for disability benefits under the applicable long-term disability plan maintained by National Penn or a Subsidiary or (b) if no such plan applies, would qualify such Optionee for disability benefits under the long-term disability plan maintained by National Penn, if such individual were covered by that plan, as determined in the sole discretion of the Committee.

(g)           “Effective Date” means February 1, 2008.

(h)           “Employee” means any person who was employed by FCG, KNBT or a Subsidiary, or was an Officer of FCG, KNBT or a Subsidiary, but not including directors who were not also Officers of or otherwise employed by FCG, KNBT or a Subsidiary.

(i)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(j)           “Incentive Stock Option” means any 1996 KNBT Substitute Option which qualified as an incentive stock option within the meaning of Section 422 of the Code.

(k)           “Merger Agreement” shall mean the Agreement of Reorganization and Merger dated as of September 6, 2007, by and between National Penn and KNBT.

(l)           “National Penn” means National Penn Bancshares, Inc.

(m)         “National Penn Common Stock” means shares of the common stock of National Penn (without par value) as described in National Penn’s Articles of Incorporation

(n)           “Non-Employee Director” means a member of the Board of Directors of FCG, KNBT or any Subsidiary, or a former Officer or Employee of FCG, KNBT and/or any Subsidiary serving as a Director, who was not then an Officer or Employee of FCG, KNBT or any Subsidiary.

(o)           “Non-Qualified Stock Option” means any 1996 KNBT Substitute Option which was not an Incentive Stock Option.

(p)           “Officer” means an Employee whose position with FCG, KNBT or a Subsidiary was that of a corporate officer, as determined by the Board of Directors of FCG or KNBT.

(q)           “Options” means one of the substitute incentive stock options or substitute non-qualified stock options issued pursuant to the 1996 FCG Plan and the Merger Agreement, exercisable for a total of 3,259 shares of National Penn Common Stock, subject to adjustment as provided in Section 6 hereof.

(r)           “Optionee” means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom a 1996 KNBT Substitute Option was issued under the 1996 FCG Plan, as assumed by KNBT pursuant to the KNBT/FCG Merger Agreement.

(s)           “Plan” means the National Penn Bancshares, Inc. KNBT Bancorp, Inc./First Colonial Group, Inc. Substitute 1996 Employee Stock Option Plan.

(t)           “Retirement” means a voluntary termination of employment at age 65 or later or as may be otherwise designated by the Board or the Committee.

(u)           “Subsidiaries” means, prior to the Effective Date, those subsidiaries of FCG or KNBT which met the definition of “subsidiary corporations” set forth in Section 424(f) of the Code, and, after the Effective Date, any subsidiary corporation of National Penn within the meaning of Section 424(f) of the Code.

3.             Assumption of 1996 FCG Plan by National Penn

(a)           On the Effective Date, KNBT was merged with and into National Penn, with National Penn surviving such merger, under the name, articles of incorporation and bylaws of National Penn, pursuant to the Merger Agreement.

(b)           On the Effective Date, pursuant to the Merger Agreement, each outstanding option to purchase KNBT common stock, as assumed by KNBT under the 1996 FCG Plan that remained unexercised was vested pursuant to the terms of the 1996 FCG Plan and automatically converted into a substitute option to purchase National Penn Common Stock.

(c)           The number of shares subject to each substitute stock option and the exercise price for those shares were adjusted to prevent any alteration of the economic value of the original option, as measured immediately prior to and immediately following the Effective Date.

(d)           Immediately prior to the Effective Date, there were no Non-Qualified Stock Options outstanding under the 1996 FCG Plan. As a result, there are no Non-Qualified Options presently exercisable or outstanding for any shares of National Penn Common Stock.

(e)           Immediately prior to the Effective Date, there were Incentive Stock Options outstanding under the 1996 FCG Plan for 3,166 shares of KNBT common stock, all of which were automatically converted into substitute options in accordance with the provisions of Section 2.05(a) of the Merger Agreement.  The number of shares of National Penn Common Stock subject to each substitute incentive stock option is equal to the number of shares of KNBT common stock originally subject to the 1996 KNBT Substitute Option immediately prior to the Effective Date times 1.03 (the “Exchange Ratio” as defined and set forth in Section 2.02 of the Merger Agreement), rounded down to the nearest share. As a result, Incentive Stock Options 100% vested and presently exercisable for 3,259 shares of National Penn Common Stock are outstanding.

(f)           This Plan reflects National Penn’s assumption of the 1996 FCG Plan and of the stock options outstanding under the 1996 FCG Plan as of the Effective Date, on the terms and conditions provided in the Merger Agreement, and National Penn’s determination to delete provisions of the 1996 KNBT Plan inapplicable to such outstanding options.  This Plan amends and restates the 1996 Plan accordingly.

4.           Aggregate Number of Shares

The total aggregate number of shares of National Penn Common Stock subject to Options under the Plan is 3,259 shares (all of which are Incentive Stock Options), subject to adjustment in accordance with this Section.  Notwithstanding the foregoing, in the event of any change in the outstanding shares of National Penn Common Stock by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under this Plan shall be appropriately adjusted in a manner determined in the sole discretion of the Committee. Where appropriate, outstanding Options shall also be amended by the Committee as to its exercise price and other terms as may be necessary to equitably reflect the foregoing events, provided, however, that no adjustment shall be made which will cause an Incentive Stock Option to lose its status as an incentive stock option within the meaning of Section 422 and related sections of the Code; rather, in the case of Incentive Stock Options, any adjustments required to be made shall be made in a manner consistent with Section 424(a) of the Code and Treas. Reg. §1.425-1(a)(4)(i).  If there shall be any other change in the number or kind of outstanding shares of Common Stock, or any shares into which such shares shall have been changed, or for which the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in any outstanding Options, such adjustments shall be made in accordance with the Committee’s determination.  Re-acquired shares of Common Stock, as well as unissued shares, may be used for the purpose of this Plan.

5.           Class of Persons Eligible to Receive Options; Limitations

All officers and key employees of FCG or any FCG Subsidiary prior to the effective date of the merger of FCG with and into KNBT were eligible to receive an option or options under this Plan. The individuals who received options were selected by the Committee, in its sole discretion, except as otherwise specified in Section 6 hereof.

Other than the persons who received Options on the Effective Date pursuant to the Merger Agreement, no persons are eligible to participate in the Plan.

6.             Administration of Plan

(a)           This Plan shall be administered by the Board or by the Committee.  Subject to the numerical limitations on Committee membership set forth in Section 2(e) hereof, the Board may at any time appoint additional members of the Committee and may at any time remove any member of the Committee with or without cause.  Vacancies in the Committee, however caused, may be filled by the Board, if it so desires.

(b)           The Board or the Committee, whichever shall be administering the Plan, shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Board or the Committee shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Board or the Committee on a particular matter shall constitute the act of the Committee on such matter. The Committee shall have the right to construe the Plan and the Options, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the Plan and the Options, and such action shall be final, binding and conclusive upon all parties concerned.

(c)           Neither the Board nor the Committee has the authority to grant any stock options under the Plan in addition to the Options set forth in Section 3 hereof.

(d)           No member of the Committee or the Board shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of an authority or discretion granted in connection with the Plan to the Committee or the Board, or for the acts or omissions of any other members of the Committee or the Board.

7.             Terms and Conditions of Stock Option Awards

(a)           Each Optionee will be notified in writing of the number of shares of National Penn Common Stock subject to and the exercise price of each Incentive Stock Option he or she holds pursuant to the Plan.  The notification will also include such other terms, conditions, restrictions and privileges as original 1996 KNBT Substitute Options contained, provided that they are not inconsistent with the terms, conditions and provisions of this Plan.

(b)           The per share exercise price of the National Penn Common Stock covered by each Incentive Stock Option is equal to the quotient of: (i) the product of the original per share exercise price of that option times1.03 (the “Exchange Ratio” as defined and set forth in Section 2.02 of the Merger Agreement), provided that such exercise price shall be rounded up to the nearest cent.

(c)           Each Incentive Stock Option shall be further adjusted as required by Sections 409A and 424 of the Code so as not to constitute a modification, extension or renewal of that option within the meaning of Sections 409A and 424(h) of the Code.

(d)           No Option shall be exercisable after the first to occur of the following:

(i)           Expiration of the Option term originally fixed by the Board of Directors of FCG.

(ii)          Expiration of three months from the date the Optionee’s employment with National Penn or any Subsidiary terminates for any reason other than Disability or death;

(iii)         Expiration of one year from the date the Optionee’s employment with National Penn or any Subsidiary terminates by reason of the Optionee’s Disability;

(iv)         Expiration of one year from the date the Optionee’s employment with National Penn or any Subsidiary terminates by reason of the Optionee’s Retirement; or

(v)          Expiration of one year from the date the Optionee’s employment with National Penn or any Subsidiary terminates by reason of the Optionee’s death.

(e)           No Option granted under the 1996 FCG Plan or substituted hereunder may be transferred except by will or by the laws of descent and distribution.  During the lifetime of the Optionee, such Option may be exercised only by him or her or his or her guardian or legal representative.

(f)           Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written stock option agreement delivered in connection with the substitution of each Option.

(g)           Payment in full of the purchase price for shares of National Penn Common Stock purchased pursuant to the exercise of any Option shall be made to National Penn upon exercise of the Option. All shares sold under the Plan shall be fully paid and nonassessable.  Payment for shares may be made by the Optionee (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to National Penn the amount of sale proceeds to pay the exercise price and any withholding taxes due, all in accordance with applicable laws and regulations, or (iii) at the discretion of the Board or the Committee, by delivering shares of National Penn Common Stock (including shares acquired pursuant to the previous exercise of an Option) equal in fair market value to the purchase price of the shares to be acquired pursuant to the Option, by withholding some of the shares of National Penn Common Stock which are being purchased upon exercise of an Option, or any combination of the foregoing. With respect to subclause (iii) hereof, the shares of National Penn Common Stock delivered to pay the purchase price must have been shares of National Penn Common Stock acquired by the Optionee (or any beneficiary of an Optionee) which shares have been held for a period of not less than six months.

(h)           No Optionee shall have any voting or dividend rights or other rights of a shareholder in respect of any shares of National Penn Common Stock covered by an Option prior to the time that his or her name is recorded on National Penn’s shareholder ledger as the holder of record of such shares acquired pursuant to the exercise of an Option.

8.             Withholding

(a)           National Penn may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable minimum withholding and employment taxes, and if the amount of such cash payment is insufficient, National Penn may require the Optionee to pay to National Penn the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Option. National Penn also may withhold or collect amounts with respect to a disqualifying disposition of shares of National Penn Common Stock acquired pursuant to exercise of an Incentive Stock Option.

(b)           The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee’s tax withholding obligation by the retention of shares of National Penn Common Stock to which the Optionee would otherwise be entitled pursuant to an Option and/or by the Optionee's delivery of previously owned shares of National Penn Common Stock or other property.

9.             Amendment, Supplement, Suspension and Termination

The Board reserves the right at any time, and from time to time, to amend or supplement this Plan in any way. or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board; provided, however, that such action shall not affect Options substituted pursuant to the Plan prior to the actual date on which such action occurred. If an amendment or supplement of this Plan is required by the Code or the regulations thereunder to be approved by National Penn shareholders in order for Incentive Stock Options to retain their status as “incentive stock options”  (as that term is defined in Section 422(b) of the Code and regulations thereunder) pursuant to the amended or supplemented Plan, such amendment or supplement shall also be approved by the National Penn shareholders of in such manner as is prescribed by the Code and the regulations thereunder. If the Board voluntarily submits a proposed amendment, supplement, suspension or termination for shareholder approval, such submission shall not require any future amendments, supplements, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for shareholder approval.

10.             Effectiveness of Plan

This Plan shall become effective on the Effective Date.

11.             General Conditions

(a)           Nothing contained this Plan or any Option substituted pursuant to this Plan shall confer upon any Employee the right to continue in the employ of National Penn or any Subsidiary or interfere in any way with the rights of National Penn or any Subsidiary to terminate his or her employment in any way.

(b)           References in this plan to the Code shall be deemed to also refer to the corresponding provisions of any future United States revenue law.

(c)           Except to the extent preempted by federal law, this Plan document, and any agreements issued pursuant hereto, shall be construed, administered and enforced in accordance with the domestic internal law of the Commonwealth of Pennsylvania.

(d)           The use of the masculine pronoun shall include the feminine gender whenever appropriate.

NATIONAL PENN BANCSHARES, INC.

KNBT BANCORP, INC./FIRST COLONIAL GROUP, INC.

SUBSTITUTE 2001 STOCK OPTION PLAN

As assumed, amended and restated effective February 1, 2008

1.             Purpose of Plan

(a)           The purpose of the First Colonial Group, Inc. 2001 Stock Option Plan (the “2001 FCG Plan”) was to provide additional incentive to officers, other key employees, and directors of, and important consultants to, First Colonial Group, Inc., a Pennsylvania corporation (”FCG”), and each present or future parent or subsidiary corporation, by encouraging them to invest in shares of FCG’s common stock, $5.00 par value per share (“FCG Common Stock”), and thereby acquire a proprietary interest in FCG and an increased personal interest in FCG’s continued success and progress.   To the extent not already exercisable, options granted under the 2001 FCG Plan became fully exercisable upon execution of an Agreement and Plan of Merger (“KNBT /FCG Merger Agreement”) between FCG, KNBT Bancorp, Inc. (“KNBT”) and Keystone Savings Bank dated as of March 5, 2003. The Agreement and Plan of Merger provided that upon completion of the acquisition of FCG, KNBT would assume the stock options that previously had been issued by FCG under the 2001 FCG Plan and which remained unexercised as of October 31, 2003.

(b)           Options under the Plan.  Incentive Stock Options and Non-Qualified Stock Options were granted within the limitations of the Plan herein described.

(c)           Capitalized Terms.  Capitalized terms and phrases used and not otherwise defined herein shall have the meanings given in Section 2 hereof.

2.             Definitions.  Unless the context requires otherwise, the following terms shall have the following definitions for the purposes of this Plan (such definitions to be equally applicable to both the singular and the plural form of the term defined):

(a)           “2001 KNBT Substitute Options” means rights to acquire KNBT common stock pursuant to the 2001 FCG Plan, as assumed by KNBT.

                (b)           “Board” means the Board of Directors of National Penn.

(c)            “Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

(d)           “Committee” means the Compensation Committee of the Board, which shall be comprised of, at all times, two or more directors appointed by the Board pursuant to Section 6 hereof, and each of whom shall be: (i) “non-employee directors” as such term is defined under the rules and regulations adopted from time to time by the Securities and Exchange Commission pursuant to Section 16(b) of the Exchange Act; and (ii) “outside directors” within the meaning of Section 162(m) of the Code.

(e)          “Director” means a member of the Board of Directors of FCG, KNBT or a Subsidiary or any successors thereto, including Non-Employee Directors as well as Officers and Employees serving as Directors.

(f)          “Disability” means any physical or mental impairment which (a) qualifies an Optionee for disability benefits under the applicable long-term disability plan maintained by National Penn or a Subsidiary or (b) if no such plan applies, would qualify such Optionee for disability benefits under the long-term disability plan maintained by National Penn, if such individual were covered by that plan, as determined in the sole discretion of the Committee.

(g)          “Effective Date” means February 1, 2008.

(h)          “Employee” means any person who was employed by FCG, KNBT or a Subsidiary, or was an Officer of FCG, KNBT or a Subsidiary, but not including directors who were not also Officers of or otherwise employed by FCG, KNBT or a Subsidiary.

(i)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(j)           “Incentive Stock Option” means any 2001 KNBT Substitute Option which qualified as an incentive stock option within the meaning of Section 422 of the Code.

(k)           “Merger Agreement” shall mean the Agreement of Reorganization and Merger dated as of September 6, 2007, by and between National Penn and KNBT.

(l)           “National Penn” means National Penn Bancshares, Inc.

(m)          “National Penn Common Stock” means shares of the common stock of National Penn (without par value) as described in National Penn’s Articles of Incorporation

(n)           “Non-Employee Director” means a member of the Board of Directors of FCG, KNBT or any Subsidiary, or a former Officer or Employee of FCG, KNBT and/or any Subsidiary serving as a Director, who was not then an Officer or Employee of FCG, KNBT or any Subsidiary.

(o)           “Non-Qualified Stock Option” means any 2001 KNBT Substitute Option which was not an Incentive Stock Option.

(p)           “Officer” means an Employee whose position with FCG, KNBT or a Subsidiary was that of a corporate officer, as determined by the Board of Directors of FCG or KNBT.

(q)           “Options” means one of the substitute incentive stock options or substitute non-qualified stock options issued pursuant to the 2001 FCG Plan and the Merger Agreement, exercisable for a total of 401,920 shares of National Penn Common Stock, subject to adjustment as provided in Section 6 hereof.

                (r)           “Optionee” means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom a 2001 KNBT Substitute Option was issued under the 2001 FCG Plan, as assumed by KNBT pursuant to the KNBT/FCG Merger Agreement.

(s)           “Plan” means the National Penn Bancshares, Inc. KNBT Bancorp, Inc./First Colonial Group, Inc. Substitute 2001 Stock Option Plan.

(s)           “Subsidiaries” means, prior to the Effective Date, those subsidiaries of FCG or KNBT which met the definition of “subsidiary corporations” set forth in Section 424(f) of the Code, and, after the Effective Date, any subsidiary corporation of National Penn within the meaning of Section 424(f) of the Code.

3.	Assumption of 2001 FCG Plan by National Penn

(a)           On the Effective Date, KNBT was merged with and into National Penn, with National Penn surviving such merger, under the name, articles of incorporation and bylaws of National Penn, pursuant to the Merger Agreement.

(b)           On the Effective Date, pursuant to the Merger Agreement, each outstanding option to purchase KNBT common stock, as assumed by KNBT under the 2001 FCG Plan that remained unexercised was vested pursuant to the terms of the 2001 FCG Plan and automatically converted into a substitute option to purchase National Penn Common Stock.

(c)           The number of shares subject to each substitute stock option and the exercise price for those shares were adjusted to prevent any alteration of the economic value of the original option, as measured immediately prior to and immediately following the Effective Date.

(d)           Immediately prior to the Effective Date, there were Non-Qualified Stock Options outstanding under the 2001 FCG Plan for 343,066 shares of KNBT common stock, all of which were automatically converted into substitute options in accordance with the provisions of Section 2.05(a) of the Merger Agreement.  The number of shares of National Penn Common Stock subject to each substitute non-qualified stock option is equal to the number of shares of KNBT common stock originally subject to the 2001 KNBT Substitute Option immediately prior to the Effective Date times 1.03 (the “Exchange Ratio” as defined and set forth in Section 2.02 of the Merger Agreement), rounded down to the nearest share. As a result, Non-Qualified Options 100% vested and presently exercisable for 353,352 shares of National Penn Common Stock are outstanding.

(e)           Immediately prior to the Effective Date, there were Incentive Stock Options outstanding under the 2001 FCG Plan for 47,161 shares of KNBT common stock, all of which were automatically converted into substitute options in accordance with the provisions of Section 2.05(a) of the Merger Agreement.  The number of shares of National Penn Common Stock subject to each substitute incentive stock option is equal to the number of shares of KNBT common stock originally subject to the 2001 KNBT Substitute Option immediately prior to the Effective Date times 1.03 (the “Exchange Ratio” as defined and set forth in Section 2.02 of the Merger Agreement), rounded down to the nearest share. As a result, Incentive Stock Options 100% vested and presently exercisable for 48,568 shares of National Penn Common Stock are outstanding.

(f)           This Plan reflects National Penn’s assumption of the 2001 FCG Plan and of the stock options outstanding under the 2001 FCG Plan as of the Effective Date, on the terms and conditions provided in the Merger Agreement, and National Penn’s determination to delete provisions of the 2001 KNBT Plan inapplicable to such outstanding options.  This Plan amends and restates the 2001 Plan accordingly.

4.	Aggregate Number of Shares

The total number of shares of National Penn Common Stock subject to Incentive Stock Options under the Plan is 48,568 shares, and the total number of shares of National Penn Common Stock subject to Non-Qualified Stock Options under the Plan is 353,352 shares, for a total aggregate number of 401,920 shares of National Penn Common Stock subject to Options under the Plan, subject to adjustment in accordance with this Section.  Notwithstanding the foregoing, in the event of any change in the outstanding shares of National Penn Common Stock by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under this Plan shall be appropriately adjusted in a manner determined in the sole discretion of the Committee.  Where appropriate, outstanding Options shall also be amended by the Committee as to its exercise price and other terms as may be necessary to equitably reflect the foregoing events, provided, however, that no adjustment shall be made which will cause an Incentive Stock Option to lose its status as an incentive stock option within the meaning of Section 422 and related sections of the Code; rather, in the case of Incentive Stock Options, any adjustments required to be made shall be made in a manner consistent with Section 424(a) of the Code and Treas. Reg. §1.425-1(a)(4)(i).  If there shall be any other change in the number or kind of outstanding shares of Common Stock, or any shares into which such shares shall have been changed, or for which the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in any outstanding Options, such adjustments shall be made in accordance with the Committee’s determination.  Re-acquired shares of Common Stock, as well as unissued shares, may be used for the purpose of this Plan.

5.	Class of Persons Eligible to Receive Options

All Officers and key employees of FCG or any FCG Subsidiary prior to the effective date of the merger of FCG with and into KNBT were eligible to receive an option or options under this Plan.  All Non-Employee Directors of, and important consultants to, FCG or any FCG subsidiary were also eligible to receive one or more option or options under this Plan.  The individuals who received options were selected by the Committee, in its sole discretion, except as otherwise specified in Section 6 hereof.

Other than the persons who received Options on the Effective Date pursuant to the Merger Agreement, no persons are eligible to participate in the Plan.

6.	Administration of Plan

(a)           This Plan shall be administered by the Board or by the Committee.  The term “Committee,” as used in this Plan and the Options substituted hereunder, refers to either the Board or to the Committee, whichever is then administering this Plan. Subject to the numerical limitations on Committee membership set forth in Section 2(e) hereof, the Board may at any time appoint additional members of the Committee and may at any time remove any member of the Committee with or without cause.  Vacancies in the Committee, however caused, may be filled by the Board, if it so desires.

(b)           The Board or the Committee shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable.  A majority of the members of the Board or the Committee shall constitute a quorum for all purposes.  The vote or written consent of a majority of the members of the Board or the Committee on a particular matter shall constitute the act of the Board or the Committee on such matter.  The Board or the Committee shall have the right to construe the Plan and the Options, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the Plan and the Options, and such action shall be final, binding and conclusive upon all parties concerned.

(c)           Neither the Board nor the Committee has the authority to grant any stock options under the Plan in addition to the Options set forth in Section 3 hereof.

(d)           No member of the Committee or the Board shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of an authority or discretion granted in connection with the Plan to the Committee or the Board or for the acts or omissions of any other members of the Committee of the Board.

7.	Terms and Conditions of Stock Option Awards

(a)           Each Optionee will be notified in writing of the number of shares of National Penn Common Stock subject to and the exercise price of each Incentive Stock Option and/or Non-Qualified Option he or she holds pursuant to the Plan.  The notification will also include such other terms, conditions, restrictions and privileges as original 2001 KNBT Substitute Options contained, provided that they are not inconsistent with the terms, conditions and provisions of this Plan.

(b)           The per share exercise price of the National Penn Common Stock covered by each Non-Qualified Stock Option is equal to the quotient of: (i) the product of the original per share exercise price of that option times1.03 (the “Exchange Ratio” as defined and set forth in Section 2.02 of the Merger Agreement), provided that such exercise price shall be rounded up to the nearest cent.

(c)           The per share exercise price of the National Penn Common Stock covered by each Incentive Stock Option is equal to the quotient of: (i) the product of the original per share exercise price of that option times1.03 (the “Exchange Ratio” as defined and set forth in Section 2.02 of the Merger Agreement), provided that such exercise price shall be rounded up to the nearest cent.

(d)           Each Incentive Stock Option shall be further adjusted as required by Sections 409A and 424 of the Code so as not to constitute a modification, extension or renewal of that option within the meaning of Sections 409A and 424(h) of the Code.

(e)           No Option shall be exercisable after the first to occur of the following:

(i)           Expiration of the Option term originally fixed by the Board of Directors of FCG.

(ii)          Expiration of three months from the date the Optionee’s employment with National Penn or any Subsidiary terminates for any reason other than Disability or death;

(iii)         Expiration of one year from the date the Optionee’s employment with National Penn or any Subsidiary terminates by reason of the Optionee’s Disability;

(iv)         Expiration of one year from the date the Optionee’s service as a Non-Employee Director with National Penn or any Subsidiary terminates; or

(v)          Expiration of one year from the date the Optionee’s employment or service as a Non-Employee Director with National Penn or any Subsidiary terminates by reason of the Optionee’s death.

(f)           No Option granted under the 2001 FCG Plan or substituted hereunder may be transferred except by will or by the laws of descent and distribution.  During the lifetime of the Optionee, such Option may be exercised only by him or her or his or her guardian or legal representative.

(g)           Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written stock option agreement delivered in connection with the substitution of each Option.

(h)           Payment in full of the purchase price for shares of National Penn Common Stock purchased pursuant to the exercise of any Option shall be made to National Penn upon exercise of the Option. All shares sold under the Plan shall be fully paid and nonassessable.  Payment for shares may be made by the Optionee (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to National Penn the amount of sale proceeds to pay the exercise price and any withholding taxes due, all in accordance with applicable laws and regulations, or (iii) at the discretion of the Board or the Committee, by delivering shares of National Penn Common Stock (including shares acquired pursuant to the previous exercise of an Option) equal in fair market value to the purchase price of the shares to be acquired pursuant to the Option, by withholding some of the shares of National Penn Common Stock which are being purchased upon exercise of an Option, or any combination of the foregoing. With respect to subclause (iii) hereof, the shares of National Penn Common Stock delivered to pay the purchase price must have been shares of National Penn Common Stock acquired by the Optionee (or any beneficiary of an Optionee) which shares have been held for a period of not less than six months.

(i)           No Optionee shall have any voting or dividend rights or other rights of a shareholder in respect of any shares of National Penn Common Stock covered by an Option prior to the time that his or her name is recorded on National Penn’s shareholder ledger as the holder of record of such shares acquired pursuant to the exercise of an Option.

8.	Withholding

(a)           National Penn may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable minimum withholding and employment taxes, and if the amount of such cash payment is insufficient, National Penn may require the Optionee to pay to National Penn the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Option. National Penn also may withhold or collect amounts with respect to a disqualifying disposition of shares of National Penn Common Stock acquired pursuant to exercise of an Incentive Stock Option.

(b)           The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee’s tax withholding obligation by the retention of shares of National Penn Common Stock to which the Optionee would otherwise be entitled pursuant to an Option and/or by the Optionee's delivery of previously owned shares of National Penn Common Stock or other property.

9.	Amendment, Supplement, Suspension and Termination

The Board reserves the right at any time, and from time to time, to amend or supplement this Plan in any way, or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board; provided, however, that such action shall not affect Options substituted pursuant to the Plan prior to the actual date on which such action occurred.  If an amendment or supplement of this Plan is required by the Code or the regulations thereunder to be approved by the shareholders of National Penn in order for Inventive Stock Options to retain their status as “incentive stock options,” (as that term is defined in Section 422(b) of the Code and regulations thereunder) pursuant to the amended or supplemented Plan, such amendment or supplement shall also be approved by the shareholders of National Penn in such manner as is prescribed by the Code and the regulations thereunder.  If the Board voluntarily submits a proposed amendment, supplement, suspension or termination for shareholder approval, such submission shall not require any future amendments, supplements, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for shareholder approval.

10.	Effectiveness of Plan

This Plan shall become effective on the Effective Date.

11.	General Conditions

(a)           Nothing contained in this Plan or any Option substituted pursuant to this Plan shall confer upon any Employee the right to continue in the employ of National Penn or any Subsidiary or interfere in any way with the rights of National Penn or any Subsidiary to terminate his or her employment in any way.

(b)           Nothing contained in this Plan or any Option substituted pursuant to this Plan shall confer upon any Non-Employee Director or consultant the right to continue as a Non-Employee Director of, or consultant to, National Penn or any Subsidiary or interfere in any way with the rights of National Penn or any Subsidiary, or their respective shareholders, to terminate the directorship of any such Non-Employee Director or the consultancy relationship of any such consultant.

(c)           References in this Plan to the Code shall be deemed to also refer to the corresponding provisions of any future United States revenue law.

(d)           Except to the extent preempted by federal law, this Plan document, and any agreements issued pursuant hereto, shall be construed, administered and enforced in accordance with the domestic internal law of the Commonwealth of Pennsylvania.

(e)           The use of the masculine pronoun shall include the feminine gender whenever appropriate.

NATIONAL PENN BANCSHARES, INC.
KNBT BANCORP, INC.
SUBSTITUTE 2004 STOCK OPTION PLAN

As assumed, amended and restated effective February 1, 2008

ARTICLE I
ESTABLISHMENT OF THE PLAN

1.01           National Penn Bancshares, Inc. (“National Penn”) hereby establishes this Substitute 2004 Stock Option Plan (the “Plan”) as required by the terms of Section 2.05 of the Agreement and Plan of Merger dated as of September 6, 2007 (the “Merger Agreement”), by and between National Penn and KNBT Bancorp, Inc. (“KNBT”), upon the terms and conditions hereinafter stated.

ARTICLE II
PURPOSE OF THE PLAN

2.01           Purpose.  The purpose of the KNBT Bancorp, Inc. 2004 Stock Option Plan (the “2004 KNBT Plan”) was to improve the growth and profitability of KNBT and its Subsidiaries by providing Employees and Non-Employee Directors with a proprietary interest in KNBT as an incentive to contribute to the success of KNBT and its Subsidiaries, and to reward Employees and Non-Employee Directors for outstanding performance.

2.02           Options Under the Plan.  Incentive Stock Options and Non-Qualified Options were granted within the limitations of the Plan herein described.

2.03           Capitalized Terms.  Capitalized terms and phrases used and not otherwise defined herein shall have the meanings given in Article III hereof.

ARTICLE III
DEFINITIONS

The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

3.01           “Advisory Director” means a person appointed to serve in such capacity by the Board of either KNBT or Keystone Nazareth Bank & Trust Company.

3.02           “Beneficiary” means the person or persons designated by an Optionee to receive any benefits payable under the 2004 KNBT Plan in the event of such Optionee’s death. Such person or persons were designated in writing on forms provided for that purpose by the KNBT Committee charged with administering the 2004 KNBT Plan and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Optionee’s surviving spouse, if any, or if none, his or her estate.

3.03           “Board” means the Board of Directors of National Penn.

3.04           “Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

3.05           “Committee” means the Compensation Committee of the Board, which shall be comprised of, at all times, two or more directors appointed by the Board pursuant to Article IV hereof, and each of whom shall be: (a) “non-employee directors” as such term is defined under the rules and regulations adopted from time to time by the Securities and Exchange Commission pursuant to Section 16(b) of the Exchange Act; and (b) “outside directors” within the meaning of Section 162(m) of the Code.

3.06           “Director” means a member of the Board of Directors of KNBT or a Subsidiary or any successors thereto, including Non-Employee Directors as well as Officers and Employees serving as Directors.

3.07           “Disability” means any physical or mental impairment which (a) qualifies an Optionee for disability benefits under the applicable long-term disability plan maintained by National Penn or a Subsidiary or (b) if no such plan applies, would qualify such Optionee for disability benefits under the long-term disability plan maintained by National Penn, if such individual were covered by that plan, as determined in the sole discretion of the Committee.

3.08           “Effective Date” means February 1, 2008.

3.09           “Employee” means any person who was employed by KNBT or a Subsidiary, or was an Officer of KNBT or a Subsidiary, but not including directors who were not also Officers of or otherwise employed by KNBT or a Subsidiary.

3.10           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

3.11           “Incentive Stock Option” means any KNBT Option which qualified as an incentive stock option within the meaning of Section 422 of the Code.

3.12           “KNBT Options” means rights to acquire KNBT common stock pursuant to the 2004 KNBT Plan.

3.13           “National Penn Common Stock” means shares of the common stock of National Penn (without par value) as described in National Penn’s Articles of Incorporation.

3.14           “Non-Employee Director” means a member of the Board of Directors of KNBT or any Subsidiary, including an Advisory Director of the Board of Directors of KNBT and/or any Subsidiary, or a former Officer or Employee of KNBT and/or any Subsidiary serving as a Director or Advisory Director, who was not then an Officer or Employee of KNBT or any Subsidiary.

3.15           “Non-Qualified Option” means any KNBT Option which was not an Incentive Stock Option.

3.16           “Officer” means an Employee whose position with KNBT or a Subsidiary was that of a corporate officer, as determined by the Board of Directors of KNBT.

3.17           “Options” means one of the substitute incentive stock options or substitute non-qualified options issued pursuant to the 2004 KNBT Plan and the Merger Agreement, exercisable for a total of 1,740,055 shares of National Penn Common Stock, subject to adjustment as provided in Section 6.01 hereof.

3.18           “Optionee” means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom a KNBT Option was granted under the 2004 KNBT Plan.

3.19           “Retirement” means:

(a)              With respect to Employees, a termination of employment which constitutes a “retirement” at the “normal retirement age” or later under the National Penn Capital Accumulation Plan or such other qualified pension benefit plan maintained by National Penn as may be designated by the Board or the Committee, or, if no such plan is applicable, which would constitute “retirement” under the National Penn Capital Accumulation Plan, if such individual were a participant in that plan.

(b)              With respect to Non-Employee Directors, retirement from service on the Board of National Penn or a Subsidiary (including service on the KNBT Regional Board (as defined in the Merger Agreement)) after reaching normal retirement age as established by National Penn.

3.20            “Subsidiaries” means, prior to the Effective Date, those subsidiaries of KNBT which met the definition of “subsidiary corporations” set forth in Section 424(f) of the Code, and, after the Effective Date, any subsidiary corporation of National Penn within the meaning of Section 424(f) of the Code.

ARTICLE IV
ASSUMPTION OF 2004 KNBT PLAN BY NATIONAL PENN

4.01.                        Assumption of the 2004 KNBT Plan by National Penn.

(a)
On the Effective Date, KNBT was merged with and into National Penn, with National Penn surviving such merger, under the name, articles of incorporation and bylaws of National Penn, pursuant to the Merger Agreement.

(b)
On the Effective Date, pursuant to the Merger Agreement, each outstanding option to purchase KNBT common stock under the 2004 KNBT Plan that remained unexercised was vested pursuant to the terms of the 2004 KNBT Plan and automatically converted into a substitute option to purchase National Penn Common Stock.

(c)
The number of shares subject to each substitute stock option and the exercise price for those shares were adjusted to prevent any alteration of the economic value of the original option, as measured immediately prior to and immediately following the Effective Date.

(d)
Immediately prior to the Effective Date, there were Non-Qualified Options outstanding under the 2004 KNBT Plan for 837,123 shares of KNBT common stock, all of which were automatically converted into substitute options in accordance with the provisions of Section 2.05(a) of the Merger Agreement.  The number of shares of National Penn Common Stock subject to each substitute non-qualified option is equal to the number of shares of KNBT common stock originally subject to the KNBT Option immediately prior to the Effective Date times 1.03 (the “Exchange Ratio” as defined and set forth in Section 2.02 of the Merger Agreement), rounded down to the nearest share. As a result, Non-Qualified Options 100% vested and presently exercisable for 862,236 shares of National Penn Common Stock are outstanding.

(e)
Immediately prior to the Effective Date, there were Incentive Stock Options outstanding under the 2004 KNBT Plan for 852,307 shares of KNBT common stock, all of which were automatically converted into substitute options in accordance with the provisions of Section 2.05(a) of the Merger Agreement.  The number of shares of National Penn Common Stock subject to each substitute incentive stock option is equal to the number of shares of KNBT common stock originally subject to the KNBT option immediately prior to the Effective Date times 1.03 (the “Exchange Ratio” as defined and set forth in Section 2.02 of the Merger Agreement) rounded down to the nearest share. As a result, Incentive Stock Options 100% vested and presently exercisable for 877,819 shares of National Penn Common Stock are outstanding.

(f)
This Plan reflects National Penn’s assumption of the 2004 KNBT Plan and of the stock options outstanding under the 2004 KNBT Plan as of the Effective Date, on the terms and conditions provided in the Merger Agreement, and National Penn’s determination to delete provisions of the 2004 KNBT Plan inapplicable to such outstanding options.  This Plan amends and restates the 2004 Plan accordingly.

ARTICLE V
ADMINISTRATION OF THE PLAN

5.01.        Administration.  The Plan shall be administered and interpreted by the Committee.  The Board may from time to time remove members from, or add members to, the Committee.  Vacancies on the Committee, howsoever caused, shall be filled by the Board.

5.02.        Powers of the Committee.

(a)           The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan. The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Option shall be final and binding in the absence of action by the Board.  It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

(b)           A majority of the members of the Committee shall constitute a quorum for all purposes.  The vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the Committee on such matter.  The Committee shall have the right to construe the Plan and the Options, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the Plan and the Options and such action shall be final, binding and conclusive upon all parties concerned.

(c)           The Committee does not have the authority to grant any stock options under the Plan in addition to those Options set forth in Section 4.1 hereof.

5.03         Liability.  No member of the Committee or the Board shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of any authority or discretion granted in connection with the Plan to a Committee or the Board, or for the acts or omissions of any other members of a Committee or the Board.

ARTICLE VI
COMMON STOCK COVERED BY THE PLAN

6.01        Option Shares. The total number of shares of National Penn Common Stock subject to Incentive Stock Options under the Plan is 877,819 shares, and the total number of National Penn Common Stock subject to Non-Qualified Options under the Plan is 862,236 shares, for a total aggregate number of 1,740,055 shares of National Penn Common Stock subject to Options under the Plan, subject to adjustment as provided in Article VIII.  Any fractional share of National Penn Common Stock resulting from the substitution of any individual KNBT Option shall be rounded down to the nearest share.

6.02        Source of Shares. The shares of National Penn Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by National Penn on the open market or from private sources for use under the Plan.

ARTICLE VII
TERMS AND CONDITIONS OF STOCK OPTION AWARDS

7.01        No Further Eligible Optionees.  Other than the persons who received Options on the Effective Date pursuant to the Merger Agreement, no persons are eligible to participate in the Plan.  Prior to the Effective Date, the persons eligible to participate in the 2004 KNBT Plan were Employees or Non-Employee Directors of KNBT and its Subsidiaries.

7.02        Stock Option Agreement. Each Optionee will be notified in writing of the number of shares of National Penn Common Stock subject to and the exercise price of each Incentive Stock Option and/or Non-Qualified Option he or she holds pursuant to the Plan.  The notification will also include such other terms, conditions, restrictions and privileges as original KNBT Options contained, provided that they are not inconsistent with the terms, conditions and provisions of this Plan.

7.03        Option Exercise Price.

(a)          The per share exercise price of the National Penn Common Stock covered by each Non-Statutory Option is equal to the quotient of: (i) the product of the original per share exercise price of that option times1.03 (the “Exchange Ratio” as defined and set forth in Section 2.02 of the Merger Agreement), provided that such exercise price shall be rounded up to the nearest cent.

(b)          The per share exercise price of the National Penn Common Stock covered by each Incentive Stock Option is equal to the quotient of: (i) the product of the original per share exercise price of that option times1.03 (the “Exchange Ratio” as defined and set forth in Section 2.02 of the Merger Agreement), provided that such exercise price shall be rounded up to the nearest cent.

(c)          Each Incentive Stock Option shall be further adjusted as required by Sections 409A and 424 of the Code so as not to constitute a modification, extension or renewal of that option within the meaning of Sections 409A and 424(h) of the Code.

7.04        Termination of Options.  No Option shall be exercisable after the first to occur of the following:

(a)          Expiration of the Option term originally fixed by the Board of Directors of KNBT or the Committee, as the case may be; or

(b)          Expiration of ten years from the date the KNBT Option was granted.

7.05        Transfers.  No Option granted under the Plan may be transferred except by will or by the laws of descent and distribution.  During the lifetime of the Optionee, such Option may be exercised only by him or her or his or her guardian or legal representative.  Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Non-Qualified Options may transfer such Options to his or her immediate family or to a duly established trust for the benefit of one or more of these individuals. For purposes hereof, ”immediate family” includes but is not necessarily limited to, the Optionee’s spouse, children (including step children), parents, grandchildren and great grandchildren.  Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 7.05.  Options which are transferred pursuant to this Section 7.05 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

7.06        Exercise of Options.  Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written stock option agreement delivered in connection with the substitution of each Option.

7.07        Payment for Shares. Payment in full of the purchase price for shares of National Penn Common Stock purchased pursuant to the exercise of any Option shall be made to National Penn upon exercise of the Option. All shares sold under the Plan shall be fully paid and nonassessable.  Payment for shares may be made by the Optionee (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to National Penn the amount of sale proceeds to pay the exercise price and any withholding taxes due, all in accordance with applicable laws and regulations, or (iii) at the discretion of the Board or the Committee, by delivering shares of National Penn Common Stock (including shares acquired pursuant to the previous exercise of an Option) equal in fair market value to the purchase price of the shares to be acquired pursuant to the Option, by withholding some of the shares of National Penn Common Stock which are being purchased upon exercise of an Option, or any combination of the foregoing. With respect to subclause (iii) hereof, the shares of National Penn Common Stock delivered to pay the purchase price must have been shares of National Penn Common Stock acquired by the Optionee (or any beneficiary of an Optionee) which shares have been held for a period of not less than six months.

7.08        Voting and Dividend Rights. No Optionee shall have any voting or dividend rights or other rights of a shareholder in respect of any shares of National Penn Common Stock covered by an Option prior to the time that his or her name is recorded on National Penn’s shareholder ledger as the holder of record of such shares acquired pursuant to the exercise of an Option.

ARTICLE VIII
ADJUSTMENTS FOR CAPITAL CHANGES

8.01        Adjustments for Capital Changes.  The aggregate number of shares of National Penn Common Stock subject to Incentive Stock Options and Non-Qualified Options under this Plan, the number of shares to which any Option relates, and the exercise price per share of National Penn Common Stock under any Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of National Penn Common Stock issued subsequent to the effective date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by National Penn. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of National Penn, the shares of National Penn’s Common Stock shall be exchanged for other securities of National Penn or of another corporation, each Option shall be converted, subject to the conditions herein stated, into the right to purchase or acquire such number of shares of National Penn Common Stock or amount of other securities of National Penn or such other corporation as were exchangeable for the number of shares of National Penn Common Stock which such Optionee would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options.

ARTICLE IX
AMENDMENT AND TERMINATION OF THE PLAN

9.01        Amendment and Termination of the Plan.  The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of National Penn Common Stock as to which Options have not been granted, subject to any required shareholder approval or any shareholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of an Option, alter or impair any Option previously granted or awarded under this Plan except as provided by Article VIII hereof or except as specifically authorized herein.

Notwithstanding anything to the contrary herein, in no event shall the Board without shareholder approval amend the Plan or shall the Board or the Committee amend an Option in any manner that effectively allows the repricing of any Option previously granted under the Plan either through a reduction in the Exercise Price or through the cancellation and regrant of a new Option in exchange for the cancelled Option (except as permitted pursuant to Article VIII in connection with a change in National Penn’s capitalization).

ARTICLE X
EMPLOYMENT RIGHTS

10.1        No Right to Employment.  Nothing contained in the Plan or in any instrument under the Plan shall create any right on the part of any Employee or Non-Employee Director of National Penn or a Subsidiary to continue in such capacity.

ARTICLE XI
WITHHOLDING

11.01        Tax Withholding. National Penn may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable minimum withholding and employment taxes, and if the amount of such cash payment is insufficient, National Penn may require the Optionee to pay to National Penn the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Option. National Penn also may withhold or collect amounts with respect to a disqualifying disposition of shares of National Penn Common Stock acquired pursuant to exercise of an Incentive Stock Option.

11.02        Methods of Tax Withholding. The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee’s tax withholding obligation by the retention of shares of National Penn Common Stock to which the Optionee would otherwise be entitled pursuant to an Option and/or by the Optionee's delivery of previously owned shares of National Penn Common Stock or other property.

ARTICLE XII
EFFECTIVE DATE OF THE PLAN; TERM

12.01        Effective Date of the Plan. This Plan shall be effective on the Effective Date.

12.02        Term of Plan. If not terminated by the Board at an earlier time, then, at such time as all Options outstanding under the Plan have either been exercised, lapsed unexercised, or been terminated, forfeited or cancelled as provided herein, the Plan shall terminate.

ARTICLE XIII
MISCELLANEOUS

13.01        Governing Law. To the extent not governed or preempted by Federal law, this Plan document, and any agreements issued pursuant hereto, shall be construed, administered and enforced under the laws of the Commonwealth of Pennsylvania